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Lindner Logo









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




LINDNER INVESTMENTS

Investor and Institutional Shares of


LINDNER ASSET ALLOCATION FUND
 formerly Lindner Dividend Fund

LINDNER LARGE-CAP FUND
 formerly Lindner Growth Fund

LINDNER SMALL-CAP FUND
 formerly Lindner/Ryback Small-Cap Fund


LINDNER UTILITY FUND


LINDNER MARKET NEUTRAL FUND
 formerly Lindner Bulwark Fund


and

Investor Shares of

LINDNER GOVERNMENT MONEY
  MARKET FUND






PROSPECTUS
DATED

JULY 1, 1999

CONTENTS

INVESTMENT OBJECTIVES, RISKS AND PERFORMANCE                      3

RISK FACTORS                                                      4

PERFORMANCE SUMMARY                                               8

FUND EXPENSES                                                    10

FINANCIAL HIGHLIGHTS                                             12

THE FUNDS IN DETAIL                                              17

ASSET ALLOCATION FUND                                            18

LARGE-CAP FUND                                                   20

SMALL-CAP FUND                                                   22

UTILITY FUND                                                     24

MARKET NEUTRAL FUND                                              26

GOVERNMENT MONEY MARKET FUND                                     28

MORE ABOUT RISK                                                  29

CERTAIN INVESTMENT PRACTICES                                     32

MANAGEMENT OF THE TRUST                                          34

PRICING OF SHARES FOR PURCHASE OR REDEMPTION                     35

PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES                     35

REDEMPTION OF SHARES                                             40

EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER                43

SYSTEMATIC WITHDRAWAL PLAN                                       44

INDIVIDUAL RETIREMENT ACCOUNTS                                   45

DIVIDENDS, DISTRIBUTIONS AND TAXES                               45

DISTRIBUTION AND SERVICE PLAN                                    47






LINDNER FUNDS                                                      2

INVESTMENT OBJECTIVES, RISKS AND PERFORMANCE

LINDNER ASSET ALLOCATION FUND

The Asset Allocation Fund seeks to produce current income through investments in common stocks, convertible and non-convertible preferred stocks, corporate bonds and debt securities issued or guaranteed by the U.S. government that provide a yield higher than that paid on either the Standard & Poor's 500 Stock Index or on passbook savings accounts. Capital appreciation is a secondary investment objective. The Asset Allocation Fund may invest in any type or class of security without regard to market capitalization size.

* Under normal circumstances, invests between 45% and 60% of total assets in common stocks and securities convertible into common stocks, between 25% and 50% of total assets in fixed income securities and up to 30% of total assets in cash equivalent securities.

* May invest a portion of its assets in securities issued by real estate investment trusts ("REITs"), securities sold in unregistered private placements to qualified institutional buyers ("Rule 144A Securities") and debt securities that are rated below investment grade or are unrated ("junk bonds").

* Principal risks include market risk, valuation risk, liquidity risk, Year 2000 processing risk, credit risk and interest rate risk. See "Risk Factors."

LINDNER LARGE-CAP FUND

The Large-Cap Fund seeks long-term capital appreciation through investments in common stocks or securities convertible into common stock. The production of current income is a secondary investment objective.

* Under normal circumstances, invests at least 65% of total assets in common stocks and equity securities of U.S. companies that have market capitalizations in the range of the Russell 1000 Index
(between $1.45 billion and $456 billion at March 31, 1999).

* May invest using either value or growth strategies in companies that are diversified across industry sectors, but may emphasize certain sectors that are believed to offer superior potential for growth of capital at the time of investment.

* May borrow money for investment purposes.

* May invest a portion of its assets in securities issued by foreign companies, securities issued by REITs and Rule 144A Securities.

* Principal risks include market risk, valuation risk, liquidity risk, foreign risk, leverage risk and Year 2000 processing risk. See "Risk Factors."

LINDNER SMALL-CAP FUND

The Small-Cap Fund seeks capital appreciation. The production of current income is a secondary investment objective.

* Under normal circumstances, invests at least 65% of total assets in common stocks and equity securities of U.S. companies that have market capitalizations in the range of the Russell 2000 Index
(between $216 million and $1.44 billion at March 31, 1999).

* May invest using either value or growth strategies in companies that are diversified across industry sectors, but may emphasize certain sectors that are believed to offer superior potential for growth of capital at the time of investment.

* May invest a portion of its assets in securities issued by foreign companies, securities issued by REITs and Rule 144A Securities.

LINDNER FUNDS                                                      3

* Principal risks include market risk, valuation risk, liquidity risk, foreign risk, Year 2000 processing risk and small cap stock risk. See "Risk Factors."

LINDNER UTILITY FUND

The Utility Fund seeks to produce current income through investments in securities of domestic and foreign public utility companies.
Capital appreciation is a secondary investment objective.

* Under normal circumstances, invests at least 65% of total assets in common and preferred stocks (both convertible and non-convertible) and bonds of domestic and foreign public utilities, including gas, electric, telecommunications, cable television, water and energy utilities and related businesses.

* May invest in Rule 144A Securities and junk bonds.

* Principal risks include market risk, valuation risk, liquidity risk, Year 2000 processing risk, credit risk, sector concentration and foreign risk. See "Risk Factors."

LINDNER MARKET NEUTRAL FUND

The Market Neutral Fund seeks long term capital appreciation in both bull and bear markets while maintaining minimal portfolio exposure to general equity market risk by always having both long and short positions in equity securities.

* Invests in long positions of common stocks and securities convertible into common stocks issued by U.S. companies without regard to quality or rating that the Adviser believes are undervalued.

* Invests in short positions in common stocks and securities convertible into common stocks issued by U.S. companies that the Adviser believes are overvalued.

* May invest in Rule 144A Securities.

* Principal risks include market risk, valuation risk, Year 2000 processing risk, short selling risk, leverage risk and interest rate risk. See "Risk Factors."

LINDNER GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund seeks to produce current income consistent with preservation of capital and liquidity.


* Invests exclusively in U.S. dollar denominated obligations issued or guaranteed by the United States Government, its agencies and instrumentalities and in repurchase agreements secured by such securities.


* Principal risks include market risk, interest rate risk and Year 2000 processing risk. See "Risk Factors."

RISK FACTORS

All investments involve some level of risk. Simply stated, risk is the possibility that you will lose money or not make money. The principal risk factors for the Funds are described below. Other risks may also apply. See "More About Risk" on page 29. Before you invest, you should be aware of the principal risks that apply to your Fund. As with any mutual fund, you could lose money over any period of time. Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Government Money Market Fund.


LINDNER FUNDS                                                      4

MARKET RISK (ALL FUNDS)


The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations, often referred to as "volatility", may cause the price of a security to drop below previous levels. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and to the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. However, the risks of investing in bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


VALUATION RISK (ALL FUNDS EXCEPT GOVERNMENT MONEY MARKET FUND)

This is the risk that the Adviser has valued certain securities at a higher or lower price than the Fund can sell them.

LIQUIDITY RISK (ASSET ALLOCATION FUND, LARGE-CAP FUND, SMALL-CAP
FUND, UTILITY FUND)

Certain securities may be difficult or impossible to sell at the time and price that a Fund would like. A Fund may have to accept a lower price, sell other securities or forego an investment opportunity, and this could have a negative effect on performance. This risk applies to restricted securities, Rule 144A Securities, certain over-the-counter options, securities not traded in the U.S. markets and other securities that may trade in U.S. markets but are not registered under the federal securities laws. Each Fund may invest up to 15% of its net assets in illiquid securities except that the Government Money Market Fund may invest only up to 10% of its net assets in illiquid securities. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

YEAR 2000 PROCESSING RISK (ALL FUNDS)


Like other investment companies and financial service providers, each Fund could be adversely affected if the computer systems used by the Adviser (and the Subadviser in the case of the Government Money Market Fund) and the Funds' other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. This possibility is commonly known as the "Year 2000 Problem". The Year 2000 Problem arises because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses. The Adviser is also working to determine the Year 2000 readiness of those entities which provide services to the Funds. As of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 Problem relating to the investment adviser or the Funds' other major service providers. However, there can be no assurance that the steps taken by these service providers will be successful, or that interaction with other non-complying computer systems will not adversely impact the Funds. Also, companies in which the Funds invest could be adversely affected by the Year 2000 Problem. Also, it is possible that the normal operations of the Fund will in any event, be disrupted significantly by

LINDNER FUNDS                                                      5
the failure of communications and public utility companies, governmental entities, financial processors or others as a result of the Year 2000 Problem.


CREDIT RISK (ASSET ALLOCATION FUND, UTILITY FUND)


Each Fund, to the extent that it invests in fixed income securities, is subject to the risk that an issuer of those securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk,"--the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which a Fund may enter. Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds". To the extent a Fund purchases or holds convertible or other securities that are rated below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.


INTEREST RATE RISK (ASSET ALLOCATION FUND, MARKET NEUTRAL FUND,
GOVERNMENT MONEY MARKET FUND)


Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in bond values, while a fall in interest rates typically causes a rise in bond values. Fixed income securities with longer maturities are more susceptible to changes in value due to interest rate changes than are those with shorter maturities.


SECTOR CONCENTRATION (UTILITY FUND)


A fund that invests more than 25% of its net assets in a group of related industries (an industry sector) is subject to increased risk because of this concentration. The fund's performance will generally depend on the sector's performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the industry sector may have a greater effect on the fund.


FOREIGN RISK (LARGE-CAP FUND, SMALL-CAP FUND, UTILITY FUND)


When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic companies resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to

LINDNER FUNDS                                                      6
less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund. Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the Government Money Market Fund, may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Fund may, but is not required to, hedge against foreign currency risk, and the other Funds may do so on unsettled trades.

SMALL CAP STOCK RISK (SMALL-CAP FUND)

Smaller capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for several reasons. These stocks are traded in lower volumes and the issuers of these stocks are more sensitive to changing conditions and may have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market. Small cap stocks also tend to be less liquid, particularly during periods of market disruption. There is normally less publicly available information concerning these securities. Small companies in which the Funds may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group.


LEVERAGE RISK (LARGE-CAP FUND AND MARKET NEUTRAL FUND)

Each Fund other than the Government Money Market Fund has the ability to borrow money and use the borrowings for investment purposes ("leverage"). Borrowing may not exceed the limits established from time to time by the Board of Trustees, which is currently set at 5% of total assets after giving effect to the borrowing. At present, the Adviser intends to use borrowed funds for investing only for the Large-Cap Fund and the Market Neutral Fund. Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of

LINDNER FUNDS                                                      7
such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. If, due to market fluctuations or other reasons, a Fund must sell securities to repay borrowings, the Fund may have to do so at a time when it is disadvantageous.

PERFORMANCE SUMMARY

The bar charts below illustrate the risks of investing in the Funds. The bar charts show you how much an investment in Investor Shares of a Fund has changed in value over each calendar year, assuming all dividends and capital gains are reinvested, during each of the last 10 calendar years (or from the year of inception if shorter than 10 years). These returns differ from the total returns shown for each Fund's fiscal year Financial Highlights. As with all mutual funds, past performance is not a prediction of the future.

--------------------------------------------------------------
 CALENDAR YEAR TOTAL RETURNS<F1>


                  Asset Allocation Fund Total chart


                     Large-Cap Fund Total chart


                     Small-Cap Fund Total chart


                      Utility Fund Total chart



LINDNER FUNDS                                                      8

                  Market Neutral Fund Total chart


[FN]
---------
<F1> The Funds have a fiscal year that ends on June 30. Total returns (not annualized), for each Fund for the three months ended March 31, 1999, are as follows--Asset Allocation Fund: -4.34%; Large-Cap Fund: -12.38%; Small-Cap
Fund: -9.12%; Utility Fund: 6.51%; and Market Neutral Fund: 1.06%.
<F2> Until July 1, 1999, this Fund was managed with a different investment objective and different principal investment strategies.

--------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS

The tables below compare each Fund's Investor Share and Institutional Share performance over varying periods ending on December 31, 1998, to the performance of a broadly based securities market index and other indices that are believed by the Adviser to have similar investment objectives. This tells you what constant annual return would have produced the actual cumulative return of the Fund or index. As with all mutual funds, past performance is not a prediction of the future.

                                                                                         Since
INVESTOR SHARES--Fund or Index       1 Year          5 Years          10 Years       Inception<F1>
------------------------------       ------          -------          --------       -------------
Asset Allocation Fund                -13.65%            6.95%           9.40%            15.58%
S&P 500 Index                         18.45%           26.09%          18.60%            14.75%

Large-Cap Fund                       -30.29%            5.38%           6.61%            15.27%
S&P 500 Index                         18.45%           26.09%          18.60%            13.01%

Small-Cap Fund                       -17.46%           11.48%            n/a             10.71%
Russell 2000 Index                   -16.19%           10.81%          10.26%             9.46%

Utility Fund                          -8.71%           12.41%            n/a             12.15%
Dow Jones Utility Index                6.19%           13.48%            n/a              8.74%

Market Neutral Fund <F2>               0.55%           -0.82%            n/a             -0.66%
S&P 500 Index                         18.45%           26.09%          18.60%            24.24%

                                                                                            Since
INSTITUTIONAL SHARES--Fund or Index     1 Year          5 Years          10 Years       Inception<F1>
-----------------------------------     ------          -------          --------       -------------
Asset Allocation Fund                   -13.82%             n/a             n/a              3.27%
S&P 500 Index                            18.45%             n/a             n/a             30.30%

Large-Cap Fund                          -30.66%             n/a             n/a             -5.02%
S&P 500 Index                            18.45%             n/a             n/a             31.04%

Small-Cap Fund                          -17.43%             n/a             n/a              7.50%
Russell 2000 Index                      -16.19%             n/a             n/a              8.20%

Utility Fund                             -9.12%             n/a             n/a              8.66%
Dow Jones Utility Index                   6.19%             n/a             n/a             21.18%

Market Neutral Fund <F2>                  0.84%             n/a             n/a             -9.20%
S&P 500 Index                            18.45%             n/a             n/a             31.04%

--------
<F1> The date of inception is different for each Fund and for each class within a Fund.
<F2> Until July 1, 1999, this Fund was managed with a different investment objective and different principal investment strategies.

The yield on the Government Money Market Fund for the seven day period ended on December 31, 1998 was 4.50%. This yield is based on historical earnings, which will fluctuate and should not be considered as representative of future performance. You may call 1-800-995-7777 to learn the current 7-day yield on the Government Money Market Fund.

LINDNER FUNDS                                                      9

FUND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold Investor Shares or Institutional Shares of one of the Funds.


--------------------------------------------------------------------
 SHAREHOLDER FEES          (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases............  None
Maximum sales charge (load) imposed on reinvested
  dividends.................................................  None
Deferred sales charge (load)................................  None
Redemption fee (as a percentage of redemption proceeds,
  payable only if shares are redeemed within 60 days of
  purchase--see "Redemption of Shares")<F*>.................    2%
Exchange fee................................................  None
Wire transfer fee (per requested transaction, subject to
  change based upon charges incurred or levied by the Funds'
  Custodian for outgoing wires) (see "Purchase of Shares and
  Shareholder Inquiries" and "Redemption of Shares")........   $10

-------
<F*> The Government Money Market Fund does not charge this redemption fee.


--------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES     (expenses that are deducted from
                                                        Fund assets)


                                                                                     Total
                                   Management       12b-1          Other           Operating
                                      Fees          Fees        Expenses<F1>        Expenses
                                   ----------       -----       ------------       ---------
                                         (as a percentage of average daily net assets)
ASSET ALLOCATION FUND
  Investor Shares                    0.51%          None           0.10%             0.61%
  Institutional Shares               0.51%          0.25%          0.10%             0.86%

LARGE-CAP FUND
  Investor Shares                    0.33%          None           0.11%             0.44%
  Institutional Shares               0.33%          0.25%          0.11%             0.69%

SMALL-CAP FUND
  Investor Shares                    0.70%          None           0.17%             0.87%
  Institutional Shares               0.70%          0.25%          0.17%             1.12%

UTILITY FUND
  Investor Shares                    0.70%          None           0.21%             0.91%
  Institutional Shares               0.70%          0.25%          0.21%             1.16%

MARKET NEUTRAL FUND
  Investor Shares                    0.67%          None           0.56%             1.23%
  Institutional Shares               0.67%          0.25%          0.56%             1.48%

GOVERNMENT MONEY MARKET FUND
  Investor Shares <F2>               0.15%          None           0.28%             0.43%

-------
<F1> Other Expenses include an administration fee of 0.20% of average daily net assets of the Government Money Market Fund payable to Lindner Asset Management, Inc., as administrator.
<F2> The Adviser has voluntarily agreed to waive a portion of its administrative fee to the extent necessary to maintain the Government Money Market Fund's annual Total Operating Expenses at not more than 0.50% of average net assets during the fiscal year. For the fiscal year ended June 30, 1998, no waiver was required. The Adviser can terminate this fee waiver at any time, in its sole discretion.


LINDNER FUNDS                                                     10

--------------------------------------------------------------
 EXPENSE EXAMPLES

These examples may help you to compare the costs of investing in one of the Lindner Funds with the costs of investing in other mutual funds. Because the table uses hypothetical (assumed) conditions, your actual costs may be higher or lower. These examples should not be considered as representing past or future performance or expenses of any Fund.

You would pay the following expenses on a $10,000 investment, assuming (1) Total Operating Expenses of each Fund are as set forth in the table above, (2) each Fund has a 5% annual return and (3) you redeem your shares at the end of each time period:


                                        1 Year       3 Years       5 Years       10 Years
                                        ------       -------       -------       --------
ASSET ALLOCATION FUND
  Investor Shares                        $ 62         $195         $  340         $  762
  Institutional Shares                   $ 87         $274         $  477         $1,060

LARGE-CAP FUND
  Investor Shares                        $ 45         $141         $  226         $  555
  Institutional Shares                   $ 70         $220         $  384         $  858

SMALL-CAP FUND
  Investor Shares                        $ 89         $277         $  482         $1,073
  Institutional Shares                   $114         $356         $  617         $1,363

UTILITY FUND
  Investor Shares                        $ 93         $290         $  504         $1,119
  Institutional Shares                   $118         $368         $  638         $1,408

MARKET NEUTRAL FUND
  Investor Shares                        $125         $390         $  676         $1,488
  Institutional Shares                   $151         $467         $  807         $1,768

GOVERNMENT MONEY MARKET FUND
  Investor Shares                        $ 44         $138         $  241         $  542


LINDNER FUNDS                                                     11

----------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                      INCOME (LOSS) FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
                  -------------------------------------------------   ------------------------------------------
                                          Net Realized                             Distributions
                                              and                                    from Net
                  Net Asset                Unrealized      Total      Dividends      Realized
                   Value,       Net          Gains          from       from Net     Gains from
                  Beginning  Investment   (Losses) on    Investment   Investment    Investment         Total
                  of Period    Income     Investments    Operations     Income     Transactions    Distributions
                  ---------  ----------   ------------   ----------   ----------   -------------   -------------

       LINDNER ASSET ALLOCATION FUND <F1>
       ----------------------------------
       Period Ended February 28,
       1994          $27.01     $1.88         $1.06         $2.94       $1.74          $0.58           $2.32
       1995          $27.63     $1.93        ($2.13)       ($0.20)      $1.90          $0.57           $2.47
       Period Ended June 30,
       1995          $24.96     $0.95         $1.05         $2.00       $0.96          $0.00           $0.96
       1996          $26.00     $1.80         $2.29         $4.09       $1.79          $0.23           $2.02
       1997          $28.07     $1.63         $0.70         $2.33       $1.68          $0.78           $2.46
       1998          $27.94     $1.83         $2.02         $3.85       $1.71          $2.49           $4.20
       Period Ended December 31,
       1998 <F2>     $27.59     $1.08        ($3.59)       ($2.51)      $1.05          $0.50           $1.55

                                                             RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------
                                                             Ratio of
                                                               Net                        Net
                  Net Asset                  Ratio of       Investment                  Assets,
                   Value,                    Expenses       Income to    Portfolio      End of
                   End of        Total      to Average       Average     Turnover       Period
                   Period     Return <F4>   Net Assets      Net Assets     Rate      (In Millions)
                  ---------   -----------   ----------      ----------   ---------   -------------

       LINDNER ASSET ALLOCATION FUND <F1>
       ----------------------------------
       Period Ended February 28,
       1994        $27.63        11.19%       0.64%             7.01%      43.20%       $1,532
       1995        $24.96        -0.44%       0.61%             7.76%      29.79%       $1,697
       Period Ended June 30,
       1995        $26.00         8.12%       0.21%             2.43%      11.00%       $1,903
       1996        $28.07        16.14%       0.60% <F5>        6.62%      30.24%       $2,293
       1997        $27.94         8.75%       0.60%             5.74%      40.32%       $2,017
       1998        $27.59        14.75%       0.61%             6.29%      28.56%       $1,616
       Period Ended December 31,
       1998 <F2>   $23.53        -9.10%       0.32%             4.05%      13.23%       $1,152


       LINDNER LARGE-CAP FUND <F3>
       ---------------------------
       Period Ended June 30,
       1994                     $22.32    $0.38      $0.71      $1.09     $0.46      $0.53      $0.99
       1995                     $22.42    $0.43      $2.66      $3.09     $0.34      $1.84      $2.18
       1996                     $23.33    $0.40      $4.47      $4.87     $0.47      $1.34      $1.81
       1997                     $26.39    $0.36      $2.72      $3.08     $0.39      $3.10      $3.49
       1998                     $25.98    $0.38     ($0.27)     $0.11     $0.34      $3.48      $3.82
       Period Ended December 31,
       1998 <F2>                $22.27    $0.13     ($3.19)    ($3.06)    $0.32      $2.74      $3.06

       LINDNER LARGE-CAP FUND <F3>
       ---------------------------
       Period Ended June 30,
       1994                    $22.42       4.83%    0.65%                1.69%     37.92%    $1,528
       1995                    $23.33      14.89%    0.54%                1.89%     24.94%    $1,446
       1996                    $26.39      21.95%    0.63% <F5>           1.53%     39.49%    $1,446
       1997                    $25.98      12.50%    0.44%                1.39%     36.39%    $1,495
       1998                    $22.27       0.31%    0.44%                1.29%     44.43%    $1,003
       Period Ended December 31,
       1998 <F2>               $16.15     -13.61%    0.32%                0.53%     19.49%      $616

       ---------
       <F1> Historical performance information is for Lindner Dividend Fund, Inc.
            (LDFI), the predecessor to the Asset Allocation Fund. The Asset Allocation
            Fund succeeded to all of the assets and liabilities of LDFI on June 30,
            1995, pursuant to a reorganization approved by shareholders on June 29,
            1995.
       <F2> Unaudited.
       <F3> Historical performance is for Lindner Fund, Inc. (LFI), the predecessor to the Large-Cap Fund. The Large-Cap Fund succeeded to all of the assets and liabilities of LFI on June 30, 1995, pursuant to a reorganization approved by shareholders on June 29, 1995.
       <F4> Total return for periods of less than a year are not annualized. Total return shows how much an investment has changed over the year shown, assuming all dividends and capital gains are reinvested and shares are redeemed at net asset values at the end of the year.
       <F5> Expense ratios for periods after September 1, 1995, are computed using gross expenses, which include fees reduced in connection with specific waiver agreements.

LINDNER FUNDS                                                     12

----------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                      INCOME (LOSS) FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
                  -------------------------------------------------   ------------------------------------------
                                          Net Realized                             Distributions
                                              and                                    from Net
                  Net Asset                Unrealized      Total      Dividends      Realized
                   Value,       Net          Gains          from       from Net     Gains from
                  Beginning  Investment   (Losses) on    Investment   Investment    Investment         Total
                  of Period    Income     Investments    Operations     Income     Transactions    Distributions
                  ---------  ----------   ------------   ----------   ----------   -------------   -------------

       LINDNER SMALL-CAP FUND <F1>
       ---------------------------
       Period Ended June 30,
       1994           $5.00     $0.01        ($0.22)       ($0.21)      $0.00          $0.00           $0.00
       1995           $4.79    ($0.03)        $0.71         $0.68       $0.01          $0.00           $0.01
       1996           $5.46     $0.00         $1.30         $1.30       $0.00          $0.61           $0.61
       1997           $6.15     $0.04         $1.49         $1.53       $0.01          $0.00           $0.01
       1998           $7.67     $0.09         $1.07         $1.16       $0.04          $0.30           $0.34
       Period Ended December 31,
       1998 <F2>      $8.49     $0.03        ($0.55)       ($0.52)      $0.09          $0.31           $0.40


                                                             RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------
                                                             Ratio of
                                                               Net                        Net
                  Net Asset                  Ratio of       Investment                  Assets,
                   Value,                    Expenses       Income to    Portfolio      End of
                   End of        Total      to Average       Average     Turnover       Period
                   Period     Return <F4>   Net Assets      Net Assets     Rate      (In Millions)
                  ---------   -----------   ----------      ----------   ---------   -------------

       LINDNER SMALL-CAP FUND <F1>
       ---------------------------
       Period Ended June 30,
       1994         $4.79        -4.20%       0.96%             0.52%       5.03%          $5
       1995         $5.46        14.32%       1.65%            -0.57%     158.62%          $8
       1996         $6.15        25.70%       1.22% <F5>       -0.04%     103.05%         $10
       1997         $7.67        24.96%       0.96%             0.46%      49.49%         $25
       1998         $8.49        15.24%       0.87%             1.13%      24.52%         $54
       Period Ended December 31,
       1998 <F2>    $7.57        -5.97%       0.48%             0.38%      24.46%         $44

       LINDNER UTILITY FUND <F3>
       -------------------------
       Period Ended June 30,
       1994                     $10.00    $0.05     ($0.01)     $0.04     $0.02      $0.00      $0.02
       1995                     $10.02    $0.39      $0.84      $1.23     $0.39      $0.09      $0.48
       1996                     $10.77    $0.35      $3.42      $3.77     $0.34      $0.00      $0.34
       1997                     $14.20    $0.39      $1.60      $1.99     $0.42      $0.02      $0.44
       1998                     $15.75    $0.37      $1.96      $2.33     $0.37      $0.93      $1.30
       Period Ended December 31,
       1998 <F2>                $16.78    $0.21     ($2.37)    ($2.16)    $0.22      $2.41      $2.63

       LINDNER UTILITY FUND
       ---------------------
       Period Ended June 30,
       1994                    $10.02       0.39%    1.30%                0.76%     44.95%      $11
       1995                    $10.77      12.51%    1.04%                3.02%    190.70%      $18
       1996                    $14.20      35.39%    0.95% <F5>           2.87%     98.58%      $32
       1997                    $15.75      14.29%    0.89%                2.81%     86.44%      $47
       1998                    $16.78      15.53%    0.91%                2.21%     99.37%      $43
       Period Ended December 31,
       1998 <F2>               $11.99     -12.77%    0.50%                1.44%     76.04%      $28

       ---------
       <F1> Operations commenced on January 24, 1994.
       <F2> Unaudited.
       <F3> Operations commenced on October 4,1993.
       <F4> Total return for periods of less than a year are not annualized. Total return shows how much an investment has changed over the year shown, assuming all dividends and capital gains are reinvested and shares are redeemed at net asset values at the end of the year.
       <F5> Expense ratios for periods after September 1, 1995, are computed using gross expenses, which include fees reduced in connection with specific waiver agreements.

LINDNER FUNDS                                                     13

----------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                      INCOME (LOSS) FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
                  -------------------------------------------------   ------------------------------------------
                                          Net Realized                             Distributions
                                              and                                    from Net
                  Net Asset                Unrealized      Total      Dividends      Realized
                   Value,       Net          Gains          from       from Net     Gains from
                  Beginning  Investment   (Losses) on    Investment   Investment    Investment         Total
                  of Period    Income     Investments    Operations     Income     Transactions    Distributions
                  ---------  ----------   ------------   ----------   ----------   -------------   -------------

       LINDNER MARKET NEUTRAL FUND <F1>
       --------------------------------
       Period Ended June 30,
       1994           $7.00     $0.01         $0.16         $0.17       $0.00          $0.00           $0.00
       1995           $7.17     $0.11        ($0.10)        $0.01       $0.05          $0.04           $0.09
       1996           $7.09     $0.26         $1.32         $1.58       $0.31          $0.00           $0.31
       1997           $8.36     $0.29        ($1.81)       ($1.52)      $0.14          $0.00           $0.14
       1998           $6.70     $0.23        ($0.89)       ($0.66)      $0.39          $0.00           $0.39
       Period Ended December 31,
       1998 <F2>      $5.65     $0.12         $0.05         $0.17       $0.17          $0.00           $0.17

                                                             RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------
                                                             Ratio of
                                                               Net                        Net
                  Net Asset                  Ratio of       Investment                  Assets,
                   Value,                    Expenses       Income to    Portfolio      End of
                   End of        Total      to Average       Average     Turnover       Period
                   Period     Return <F4>   Net Assets      Net Assets     Rate      (In Millions)
                  ---------   -----------   ----------      ----------   ---------   -------------

       LINDNER MARKET NEUTRAL FUND <F1>
       --------------------------------
       Period Ended June 30,
       1994         $7.17         2.43%       0.66%             0.26%       0.89%         $31
       1995         $7.09         0.10%       1.27%             2.45%     122.64%         $65
       1996         $8.36        23.44%       1.24% <F5>        2.45%     139.82%         $62
       1997         $6.70       -18.43%       1.20%             3.86%     457.57%         $68
       1998         $5.65       -10.08%       1.23%             1.66%     109.32%         $28
       Period Ended December 31,
       1998 <F2>    $5.65         3.02%       0.75%             1.82%      69.60%         $24



       LINDNER GOVERNMENT MONEY MARKET FUND <F3>
       -----------------------------------------
       Period Ended June 30,
       1997                      $1.00    $0.05      $0.00      $0.05     $0.05      $0.00      $0.05
       1998                      $1.00    $0.05      $0.00      $0.05     $0.05      $0.00      $0.05
       Period Ended December 31,
       1998 <F2>                 $1.00    $0.02      $0.00      $0.02     $0.02      $0.00      $0.02


       LINDNER GOVERNMENT MONEY MARKET FUND <F3>
       -----------------------------------------
       Period Ended June 30,
       1997                     $1.00       5.02%    0.43%                5.45%         --      $39
       1998                     $1.00       5.21%    0.50%                5.08%         --      $43
       Period Ended December 31,
       1998 <F2>                $1.00       2.46%    0.25%                2.37%         --      $53

       ---------
       <F1> Operations commenced February 11, 1994.
       <F2> Unaudited.
       <F3> Operations commenced July 6, 1996.
       <F4> Total return for periods of less than a year are not annualized. Total return shows how much an investment has changed over the year shown, assuming all dividends and capital gains are reinvested and shares are redeemed at net asset values at the end of the year.
       <F5> Expense ratios for periods after September 1, 1995, are computed using gross expenses, which include fees reduced in connection with specific waiver agreements.

LINDNER FUNDS                                                     14

---------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 (FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                     INCOME (LOSS) FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
                 -------------------------------------------------   ------------------------------------------
                                         Net Realized                             Distributions
                                             and                                    from Net
                 Net Asset                Unrealized      Total      Dividends      Realized
                  Value,       Net          Gains          from       from Net     Gains from
                 Beginning  Investment   (Losses) on    Investment   Investment    Investment         Total
                 of Period    Income     Investments    Operations     Income     Transactions    Distributions
                 ---------  ----------   ------------   ----------   ----------   -------------   -------------

       LINDNER ASSET ALLOCATION FUND
       -----------------------------
       Period Ended June 30,
       1997 <F1>    $28.07     $1.61         $0.66         $2.27       $1.66          $0.78           $2.44
       1998         $27.90     $1.78         $2.00         $3.78       $1.66          $2.49           $4.15
       Period Ended December 31,
       1998 <F2>    $27.53     $1.08        ($3.61)       ($2.53)      $1.05          $0.50           $1.55

                                                         RATIOS/SUPPLEMENTAL DATA
                                           ------------------------------------------------
                                                         Ratio of
                                                           Net                      Net
                 Net Asset                  Ratio of    Investment                Assets,
                  Value,                    Expenses    Income to    Portfolio     End of
                  End of        Total      to Average    Average     Turnover    Period (In
                  Period     Return <F5>   Net Assets   Net Assets     Rate      Thousands)
                 ---------   -----------   ----------   ----------   ---------   ----------

       LINDNER ASSET ALLOCATION FUND
       -----------------------------
       Period Ended June 30,
       1997 <F1>  $27.90         9.84%        0.85%         5.69%      40.32%        $2,010
       1998       $27.53        14.49%        0.88%         6.14%      28.56%        $2,777
       Period Ended December 31,
       1998 <F2>  $23.45        -9.19%        0.50%         3.94%      13.23%          $884

       LINDNER LARGE-CAP FUND
       ----------------------
       Period Ended June 30,
       1997 <F3>                $26.39    $0.34      $2.68      $3.02     $0.37      $3.10      $3.47
       1998                     $25.94    $0.35     ($0.30)     $0.05     $0.31      $3.48      $3.79
       Period Ended December 31,
       1998 <F2>                $22.20    $0.13     ($3.23)    ($3.10)    $0.31      $2.74      $3.05

       LINDNER LARGE-CAP FUND
       ----------------------
       Period Ended June 30,
       1997 <F3>               $25.94      15.36%     0.46%       1.29%     36.39%       $102
       1998                    $22.20       0.08%     0.75%       1.05%     44.43%       $369
       Period Ended December 31,
       1998 <F2>               $16.05     -13.85%     0.48%       0.45%     19.49%       $257


       LINDNER SMALL-CAP FUND
       ----------------------
       Period Ended June 30,
       1997 <F4>     $6.15     $0.04         $1.49         $1.53       $0.01         $0.00           $0.01
       1998          $7.67     $0.08         $1.06         $1.14       $0.03         $0.30           $0.33
       Period Ended December 31,
       1998 <F2>     $8.48     $0.03        ($0.55)       ($0.52)      $0.08         $0.31           $0.39

       LINDNER SMALL-CAP FUND
       ----------------------
       Period Ended June 30,
       1997 <F4>                $7.67      21.21%     0.59%       0.26%     49.49%       $0.2
       1998                     $8.48      15.02%     1.31%       0.99%     24.52%     $154.0
       Period Ended December 31,
       1998 <F2>                $7.57      -5.91%     0.61%       0.26%     24.46%       $175

       ---------
       <F1> For the period July 9, 1996 (initial purchase) to June 30, 1997.
       <F2> Unaudited.
       <F3> For the period July 12, 1996 (initial purchase) to June 30, 1997.
       <F4> For the period November 1, 1996 (initial purchase) to June 30, 1997.
       <F5> Total return for periods of less than a year are not annualized. Total return shows how much an investment has changed over the year shown, assuming all dividends and capital gains are reinvested and shares are redeemed at net asset values at the end of the year.

LINDNER FUNDS                                                     15


----------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 (FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                     INCOME (LOSS) FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
                 -------------------------------------------------   ------------------------------------------
                                         Net Realized                             Distributions
                                             and                                    from Net
                 Net Asset                Unrealized      Total      Dividends      Realized
                   Value,      Net          Gains          from       from Net     Gains from
                 Beginning  Investment   (Losses) on    Investment   Investment    Investment         Total
                 of Period    Income     Investments    Operations     Income     Transactions    Distributions
                 ---------  ----------   ------------   ----------   ----------   -------------   -------------

LINDNER UTILITY FUND
--------------------
Period Ended June 30,
1997<F1>           $14.20     $0.27         $1.59          $1.86       $0.31          $0.02           $0.33
1998               $15.74     $0.26         $2.03          $2.29       $0.26          $0.93           $1.19
Period Ended December 31,
1998<F2>           $16.84     $0.08        ($2.28)        ($2.20)      $0.09          $2.41           $2.50

                                                         RATIOS/SUPPLEMENTAL DATA
                                           ------------------------------------------------
                                                         Ratio of
                                                           Net                      Net
                 Net Asset                  Ratio of    Investment                Assets,
                  Value,                    Expenses    Income to    Portfolio     End of
                  End of        Total      to Average    Average     Turnover    Period (In
                  Period     Return <F4>   Net Assets   Net Assets     Rate      Thousands)
                 ---------   -----------   ----------   ----------   ---------   ----------

LINDNER UTILITY FUND
--------------------
Period Ended June 30,
1997<F1>          $15.74        14.52%        0.75%        2.42%      86.44%        $54
1998              $16.84        15.23%        1.22%        1.99%      99.37%         $9
Period Ended December 31,
1998<F2>          $12.14       -13.00%        0.66%        1.38%      76.04%       $0.2

LINDNER MARKET NEUTRAL FUND
---------------------------
Period Ended June 30,
1997<F3>           $8.36      $0.26        ($1.81)       ($1.55)       $0.14         $0.00            $0.14
1998               $6.67     ($0.16)       ($0.49)       ($0.65)       $0.00         $0.00            $0.00
Period Ended December 31,
1998<F2>           $6.02      $0.12         $0.06         $0.18        $0.17         $0.00            $0.17

LINDNER MARKET NEUTRAL FUND
---------------------------
Period Ended June 30,
1997<F3>          $6.67        -18.61%        1.37%        4.45%      457.57%       $1.6
1998              $6.02         -9.75%        1.86%       16.68%      109.32%       $0.1
Period Ended December 31,
1998<F2>          $6.03          3.00%        0.46%        1.69%       69.60%       $0.1

---------
<F1> For the period October 31, 1996 (initial purchase) to June 30, 1997.
<F2> Unaudited.
<F3> For the period July 11, 1996 (initial purchase) to June 30, 1997.
<F4> Total return for periods of less than a year are not annualized. Total return shows how much an investment has changed over the year shown, assuming all dividends and capital gains are reinvested and shares are redeemed at net asset values at the end of the year.


LINDNER FUNDS                                                     16

THE FUNDS IN DETAIL


The investment objective of each Fund is a "fundamental" policy and may not be changed without a vote by the Fund's shareholders. The principal investment strategies for each Fund are operational policies and may be changed by the Trust without approval by the shareholders of a Fund. Each Fund is a "diversified" fund.

Lindner Asset Management, Inc. (formerly known as "Ryback Management Corporation"), whose address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105, is the investment adviser for all of the Funds, which means that it is responsible for managing each Fund's assets according to its investment objective (goal) and its investment strategies. For easier reading, Lindner Asset Management, Inc. is referred to as "Lindner Management" or the "Adviser". Lindner Management is a professional investment advisory firm that has been providing investment management services to the Lindner Funds since 1993.

Concise fund-by-fund descriptions begin on the next page and provide the following information:


* Goals and strategies of each Fund (percentages of Fund assets are based on total assets unless otherwise indicated).

* The primary types of securities in which a Fund may invest.



* A line graph comparing the performance of Investor Shares and Institutional Shares of each Fund to certain selected broad-based securities market indices that the Adviser deems to be appropriate. These graphs show the value of a hypothetical $10,000 initial investment in Investor Shares and Institutional Shares of each Fund at the end of each fiscal year for the past 10 years, or for that shorter period of time that a Fund or a share class of a Fund has been in existence. For purposes of these graphs, it is assumed that all dividends and capital gains distributions from the Funds and the stocks comprising the comparative indices are reinvested.

The Trust's Annual Report to Shareholders includes the annual report of the independent auditors for the Trust and the audited financial statements of each Fund. It is available free upon request.

LINDNER FUNDS                                                     17

ASSET ALLOCATION FUND

The investment objective of the Asset Allocation Fund is to produce current income through investments in common stocks, convertible and non-convertible preferred stocks, corporate bonds and debt securities issued or guaranteed by the U.S. government that provide a yield higher than that paid on either the Standard & Poor's 500 Stock Index or on passbook savings accounts. Capital appreciation is a secondary investment objective. To pursue this goal, the Asset Allocation Fund may invest in any type or class of security without regard to market capitalization size. Under normal market conditions, the Asset Allocation Fund will invest in common stocks, fixed income securities, securities convertible into common stocks (such as warrants and preferred stocks) and cash equivalent securities. The Asset Allocation Fund normally invests 45% to 60% of its total assets in common stocks and securities convertible into common stocks, 25% to 50% of its total assets in fixed income securities and up to 30% of its total assets in cash equivalent securities. These securities may be sold in unregistered "private placements" to qualified institutional buyers ("Rule 144A Securities").

The Adviser selects common stocks primarily for the purpose of providing long-term capital growth, and invests predominantly in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings relative to their valuations. The Asset Allocation Fund will invest the fixed income portion of its investments in a range of interest-paying debt securities, including corporate bonds, notes, debentures and asset-backed securities, obligations issued or guaranteed by the U.S. government or its agencies and securities representing interests in pools of mortgages issued or guaranteed by the U.S. government or its agencies. Up to 35% of the Asset Allocation Fund's total assets may be invested in debt securities that are rated below investment grade or are unrated ("junk bonds"). In addition to securities of U.S. companies, the Asset Allocation Fund may invest a portion of its assets in securities of foreign companies (including
ADRs) and in equity securities issued by real estate investment trusts and it may invest a portion of its assets to purchase put options for hedging purposes.

The cash equivalent securities of the Asset Allocation Fund normally consist of short-term obligations (with maturities of 18 months or less) consisting of domestic and foreign commercial paper, variable rate master demand notes, bankers' acceptances, certificates of deposit issued by domestic banks or domestic branches of foreign banks, obligations issued by the U.S. government or its agencies and repurchase agreements. The Asset Allocation Fund may also invest a portion of its assets in securities issued by other investment companies. Before you invest, please read "More About Risk" on page 29.

For temporary defensive or emergency purposes, the Asset Allocation Fund may invest all or a portion of its assets in short-term securities issued by the U.S. government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER ASSET ALLOCATION FUND                                     18

--------------------------------------------------------------
LINE GRAPH

Comparison of change in value of $10,000 invested in the S&P 500
Index and the Lindner Asset Allocation Fund--Investor Shares from
June 30, 1988 to December 31, 1998 and Institutional Shares from
July 9, 1996 to December 31, 1998:

              [Lindner Asset Allocation Fund Graph]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE




LINDNER ASSET ALLOCATION FUND                                     19

LARGE-CAP FUND

The investment objective of the Large-Cap Fund is long-term capital appreciation through investments in common stocks or securities convertible into common stock. The production of current income is a secondary investment objective. To pursue this goal, under normal circumstances the Large-Cap Fund will invest at least 65% of its total assets in common stocks and equity securities of large capitalization U.S. companies, which are those that have a market capitalization in the range of the Russell 1000 Index. At March 31, 1999, this range of capitalization was from $1.45 billion to $456 billion. Equity securities also includes preferred stocks, securities convertible into common stock and warrants to purchase common stocks. Stock selection may reflect either a growth or value investment approach. The Large-Cap Fund generally invests in between 50 to 400 companies that are diversified across sectors. The Large-Cap Fund has tended to emphasize, or overweight, certain sectors that the Adviser believes offers greater potential for growth of capital at the time, such as financial services, technology and energy stocks. These weightings may change from time to time in the future. The Large-Cap Fund may borrow money from banks to use for investment purposes (a practice known as "leveraging"), which may increase the risk of loss to investors in declining market situations.

When selecting securities for the Large-Cap Fund, the Adviser blends quantitative and fundamental financial analyses to identify companies with strong cash flows, secure market franchises and revenue growth that is among the highest for the particular industry. A strong balance sheet and strong management are other factors that the Adviser considers. In addition to securities of U.S. companies, the Large-Cap Fund may invest a portion of its assets in securities of foreign companies (including ADRs) and in debt securities and it may invest a portion of its assets to purchase put options for hedging purposes. The Large-Cap Fund also may invest a portion of its assets in Rule 144A Securities and in equity securities issued by real estate investment trusts. Before you invest, please read "More About Risk" on page 29.

For temporary defensive or emergency purposes, the Large-Cap Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Large-Cap Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER LARGE-CAP FUND                                            20

--------------------------------------------------------------
 LINE GRAPH

Comparison of change in value of $10,000 invested in the S&P 500
Index and the Lindner Large-Cap Fund--Investor Shares from June 30, 1988, to December 31, 1998, and Institutional Shares from July 12, 1996 to December 31, 1998:

                  Lindner Large-Cap Fund Graph


      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


LINDNER LARGE-CAP FUND                                            21

SMALL-CAP FUND

The investment objective of the Small-Cap Fund is capital appreciation. The production of current income is a secondary investment objective. To pursue this goal, under normal circumstances the Small-Cap Fund will invest at least 65% of its total assets in common stocks and equity securities of U.S. small capitalization companies, which are those having a market capitalization in the range of the Russell 2000 Index. At March 31, 1999, this range of capitalization was from $216 million to $1.44 billion. Equity securities also includes preferred stocks, securities convertible into common stock and warrants to purchase common stocks. Stock selection may reflect either a growth or value investment approach.

When choosing stocks, the Adviser used both fundamental and quantitative financial analyses to identify companies with outstanding management, substantial cash flows, potential for revenue growth in both existing and new markets and a potential for some catalyst or factor to cause the stock's price to rise. The Small-Cap Fund generally invests in between 25 and 100 companies that are diversified across many industries, and it may invest substantially in certain selected sectors which the Adviser believes will offer better opportunities for capital growth at the time. The Fund is diversified across sectors. In addition to securities of U.S. companies, the Small-Cap Fund may invest a portion of its assets in securities of foreign companies (including ADRs) and in debt securities (including up to 20% of its assets in junk bonds), in Rule 144A Securities, in equity securities issued by real estate investment trusts and may invest a portion of its assets to purchase put options for hedging purposes. Before you invest, please read "More About Risk" on page 29.

For temporary defensive or emergency purposes, the Small-Cap Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Small-Cap Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER SMALL-CAP FUND                                            22

--------------------------------------------------------------
 LINE GRAPH

Comparison of change in value of $10,000 invested in the Russell
2000 Index and the Lindner Small-Cap Fund Investor Shares from
January 24, 1994 to December 31, 1998 and Institutional Shares from November 1, 1996 to December 31, 1998:

                Lindner Small-Cap Fund Graph


      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


LINDNER SMALL-CAP FUND                                            23

UTILITY FUND

The Utility Fund's investment objective is to produce current income through investments in securities of domestic and foreign public utility companies. Capital appreciation is a secondary investment objective. To pursue this goal, under normal circumstances the Utility Fund will invest at least 65% of its total assets in common stocks, securities convertible into common stocks, and nonconvertible preferred stocks and bonds issued by domestic and foreign regulated public utility companies, including gas, electric, telecommunications, cable television, water and energy companies ("Utilities"), and in companies that are in businesses related to such Utilities, such as suppliers of raw materials. Some of these securities may be Rule 144A Securities, and up to 35% of the Utility Fund's total assets may be invested in junk bonds.

The Utility Fund may invest in securities not currently paying dividends or interest if the Adviser believes that the company will begin or resume paying dividends or interest in the foreseeable future. The Adviser looks for Utilities that it believes are undervalued but are believed to have long-term growth prospects substantially better than the economy as a whole. In addition to securities of Utilities, the Utility Fund may invest a portion of its assets to purchase put options for hedging purposes. Before you invest, please read "More About Risk" on page 29.

For temporary defensive or emergency purposes, the Utility Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Utility Fund takes a temporary defensive position, it may not achieve its investment objective.

LINDNER UTILITY FUND                                              24

--------------------------------------------------------------
 LINE GRAPH

Comparison of change in value of $10,000 invested in the Dow Jones Utility Index, the NYSE Utilities Index and the Lindner Utility Fund--Investor Shares from October 4, 1993 to December 31, 1998 and Institutional Shares from October 31, 1996 to December 31, 1998:


                 Lindner Utility Fund Graph

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


LINDNER UTILITY FUND                                              25

MARKET NEUTRAL FUND

The investment objective of the Market Neutral Fund is long-term capital appreciation in both bull and bear markets while maintaining minimal exposure to general equity market risk by always having both long and short positions in equity securities issued by U.S. companies. Long positions will be held in those securities that the Adviser has identified as undervalued and short positions will be held in equity securities that the Adviser has identified as overvalued. To pursue this goal, the Market Neutral Fund will invest substantially all of its assets in common stocks, securities convertible into common stocks without regard to quality or rating, short positions in common stocks and securities convertible into common stocks, and, to a limited degree, non-convertible preferred stocks and debt securities without regard to quality or rating. Some of these securities may be Rule 144A Securities. The Market Neutral Fund may borrow money from banks to use for investment purposes (a practice known as "leveraging"), which may increase the risk of loss to investors in declining market situations.

By taking long and short positions in different securities with similar characteristics, the Market Neutral Fund attempts to cancel out the effect of the general stock market movements on the Fund's performance. The Adviser will determine the size of each long and short position in analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Market Neutral Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and certain other risk factors.

The Market Neutral Fund's performance objective is to achieve a total return in excess of the total return on the 3-month U.S. Treasury Bill. Its performance is not expected to correlate with the direction of any major U.S. stock market or any general stock market index. However, the Market Neutral Fund is different from an investment in 3-month U.S. Treasury Bills because U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, have a fixed rate of return and a short duration and have no risk of losing capital. Before you invest, please also read "More About Risk" on page 29. In addition, the short selling activities of the Market Neutral Fund will accelerate the recognition of gains for federal income tax purposes because any gains on short sales are short-term capital gains for tax purposes, taxable at ordinary income tax rates. This may increase the income taxes paid by shareholders of the Market Neutral Fund.

For temporary defensive or emergency purposes, the Market Neutral Fund may invest all or a portion of its assets in short-term debt securities issued by the U.S. Government or its agencies and short-term debt securities issued by U.S. corporations that are rated in one of the four highest categories by a nationally recognized securities rating organization. If the Market Neutral Fund takes a temporary defensive position, it may not achieve its investment objective.


LINDNER MARKET NEUTRAL FUND                                       26

--------------------------------------------------------------
 LINE GRAPH

Comparison of change in value of $10,000 invested in the S&P 500
Index and the Lindner Market Neutral Fund<F1>--Investor Shares from February 11, 1994 to December 31, 1998 and Institutional Shares from July 11, 1996 to December 31, 1998:

              Lindner Market Neutral Fund Graph

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


[FN]
--------
<F1> Until July 1, 1999, this Fund was managed with a different investment objective and different principal investment strategies.


LINDNER MARKET NEUTRAL FUND                                       27

GOVERNMENT MONEY MARKET FUND


The investment objective of the Government Money Market Fund is to produce current income consistent with preservation of capital and liquidity. To pursue this goal, the Government Money Market Fund will invest exclusively in U.S. dollar-denominated debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in repurchase agreements secured by such types of securities.

The Government Money Market Fund will invest in securities issued by U.S. Government agencies or instrumentalities only when the Subadviser is satisfied that the credit risk of the agency or instrumentality is minimal. In addition, repurchase agreements will have maturities of less than seven days, will be fully collateralized and will be made only with primary securities dealers having the higher short-term debt rating. Before you invest, please also read "More About Risk" on page 29.

Firstar Bank, N.A., (formerly called "Star Bank, N.A.") a national bank headquartered in Cincinnati, Ohio, serves as the Subadviser for the Government Money Market Fund and manages its portfolio on a day-to-day basis. Firstar Bank, N.A. currently has over $14 billion of its own assets and manages 12 mutual funds having assets in excess of $5 billion, including four money market funds with assets in excess of $1.9 billion.

LINDNER GOVERNMENT MONEY MARKET FUND                              28

MORE ABOUT RISK



A Fund's investment goal and principal strategies largely determine its risk profile. You will find a concise description of each Fund's risk profile in the summary under the caption "Investments, Risks and Performance". The fund-by-fund discussions contain more information. This section describes the various additional risks that may affect the Funds.


The Funds may use certain investment practices that have higher risks associated with them. However, each Fund has limitations and policies designed to reduce many of the risks. The tables under "Certain Investment Practices" on pages 32 and 33 describe these practices and the limitations on their use.

The principal risks of investing in each Fund are described above under the captions "Investments, Risks and Performance" beginning on page 3 and under the caption "Risk Factors" beginning on page 4. The following list provides detail about some of the other risks that may apply to the Funds.


CURRENCY RISK

Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may increase any losses.


EXTENSION RISK

An unexpected rise in interest rates may extend the life of a mortgage-backed security issued by one of the U.S. government agencies beyond the expected prepayment time, typically reducing the security's value.


GOVERNMENT OBLIGATIONS RISK

In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

INFORMATION RISK

Key information about an issuer, security or market may be inaccurate or unavailable.

LEGAL RISK

Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or a fund's performance.

MANAGEMENT RISK

A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may under-perform other securities and types of securities. There can be no assurance that a Fund will achieve its investment objective. Certain policies of each Fund which may not be changed without a shareowner vote are described in the SAI.

LINDNER FUNDS                                                     29

OPERATIONAL RISK

Some countries, such as Russia, have less developed securities markets (and related transaction, registration and custody practices) that could subject a Fund to losses from fraud, negligence, delay or other actions.



POLITICAL RISK

Foreign governments may expropriate assets, impose capital controls or punitive taxes, or nationalize a company or an industry. Any of these actions could have a severe effect on security prices and impair a Fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

PORTFOLIO TURNOVER RISK

The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareowners. It may also result in higher short-term capital gains that are taxable to shareowners. See "Financial Highlights" for the Funds' historical portfolio turnover rates. The Government Money Market Fund may have high portfolio turnover, but brokerage commissions are not normally paid on money market instruments. Portfolio turnover is not expected to have a material effect on the Government Money Market Fund's net investment income.

PREPAYMENT RISK

This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in a Fund having to reinvest the proceeds at lower rates or reduced yields.

REGULATORY RISK

Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

SHORT SELLING RISK


When the Adviser anticipates that a security is overvalued it may sell the security short and borrow the same security from a broker or other institution to complete the transaction. Later, the security is purchased and returned to the broker or institution from which the original security has been borrowed. A fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which a fund replaces such security. A fund will realize a gain if the price declines between those two dates. There is a risk that a fund will be unable to close out a short position at any particular time or at an acceptable price. During the time a fund has a short position in a security it is subject to the risk that the lender will terminate the loan at a time when the fund is unable to borrow the same security from another lender. In this event, a fund may have to purchase the security at a higher price in order to close out the short position. Although a fund's potential gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. Until a Fund

LINDNER FUNDS                                                     30
replaces a borrowed security, it will maintain a segregated account containing cash, U.S. Government securities, or other liquid securities such that the amount deposited in the account plus any amount deposited with the broker or other custodian as collateral will at least equal the current market value of the security sold short.


TAX CONSEQUENCES

The Market Neutral Fund has the side effect of accelerating the recognition of gains for tax purposes and increasing the short-term gain component in the Market Neutral Fund. Short-term gains are ordinarily taxed to shareholders at ordinary income tax rates, increasing the amount of taxes payable by shareholders.

TEMPORARY INVESTMENT RISK

Each of the Funds may, for temporary defensive purposes, invest a certain percentage of its total assets in cash or various short-term instruments. In particular, the Government Money Market Fund may from time to time hold uninvested cash reserves or invest in short-term taxable money market obligations, and the International Fund may invest in money market securities denominated in U.S. or foreign currencies. When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

LINDNER FUNDS                                                     31

--------------------------------------------------------------------
 CERTAIN INVESTMENT PRACTICES
--------------------------------------------------------------------


For each of the following investment practices, this table shows the applicable limitation. These limitations may be changed from time to time by the Board of Trustees.


KEY TO TABLE:
--------------------------------------------------------------------
<F*>  Permitted without limitation; does not indicate actual use


% Represents an investment limitation as a percentage of total fund assets; does not indicate actual use


+     Permitted, but not expected to be used to a significant extent


++    Not permitted at present

                                                               Asset
                                                             Allocation        Large-Cap      Small-Cap
                                                                Fund             Fund           Fund
-------------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions, for other temporary or emergency purposes
and for investment purposes.                                     +                5%              +
-------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts.                                     +                25%            25%
-------------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa)
by Standard & Poor's or Moody's Rating Service, and
unrated securities of comparable quality.                       50%              <F*>           <F*>
-------------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest
grade (BBB/Baa) by Standard & Poor's or Moody's Rating
Service, and unrated securities of comparable quality.
Commonly referred to as junk bonds.                             35%                +              +
-------------------------------------------------------------------------------------------------------
PUT OPTIONS Instruments that provide a right to sell
(put) a particular security at a fixed price within a
certain time period. A fund may purchase put options for
hedging purposes only.                                           5%               5%             5%
-------------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate related loans or interests.               15%               15%            15%
-------------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded.
May include private placements and Rule 144A Securities.        15%               15%            15%
-------------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of a fund's
net assets in a group of related industries (market
sector). Performance will largely depend upon the
sector's performance, which may differ in direction and
degree from that of the overall stock market. Financial,
economic, business, political and other developments
affecting the sector will have a greater effect on the
fund.                                                            ++               ++             ++
-------------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to
financial institutions; a fund receives cash, U.S.
government securities or bank letters of credit as
collateral.                                                      +                ++              +
-------------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop.                     +                 +              +
-------------------------------------------------------------------------------------------------------

LINDNER FUNDS                                                     32


                                                                          Market          Government
                                                             Utility      Neutral        Money Market
                                                              Fund         Fund              Fund
-----------------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes
and for investment purposes.                                    +           5%                ++
-----------------------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts.                                   35%           +                ++
-----------------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa)
by Standard & Poor's or Moody's Rating Service, and
unrated securities of comparable quality.                     <F*>         <F*>               ++
-----------------------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest
grade (BBB/Baa) by Standard & Poor's or Moody's Rating
Service, and unrated securities of comparable quality.
Commonly referred to as junk bonds.                            35%           +                ++
-----------------------------------------------------------------------------------------------------
PUT OPTIONS Instruments that provide a right to sell
(put) a particular security at a fixed price within a
certain time period. A fund may purchase put options for
hedging purposes only.                                         5%           5%                ++
-----------------------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate related loans or interests.              ++           15%               ++
-----------------------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded.
May include private placements and Rule 144A Securities.       15%          15%              10%
-----------------------------------------------------------------------------------------------------
SECTOR CONCENTRATION Investing more than 25% of a fund's
net assets in a group of related industries (market
sector). Performance will largely depend upon the
sector's performance, which may differ in direction and
degree from that of the overall stock market. Financial,
economic, business, political and other developments
affecting the sector will have a greater effect on a
Fund.                                                          65%          ++                ++
-----------------------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to
financial institutions; a fund receives cash, U.S.
government securities or bank letters of credit as
collateral.                                                     +            +                ++
-----------------------------------------------------------------------------------------------------
SHORT SALES Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop.                    +           50%               ++
-----------------------------------------------------------------------------------------------------

LINDNER FUNDS                                                     33

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MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees that meets regularly throughout the year to review its activities, review contractual arrangements with companies that provide services to the Trust, and review each Fund's performance. The majority of Trustees are not affiliated with the Trust. The Board of Trustees is permitted to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares. Information about the Trustees and executive officers of the Trust may be found in the SAI.

Each Fund is managed by Lindner Management, which chooses a Fund's investments and handles its business affairs. Lindner Management is also the Administrator, Transfer Agent, and Dividend Disbursing Agent for the Funds. The Adviser's business address is 7711 Carondelet Avenue, Suite 700, St. Louis, Missouri 63105. The Adviser is registered as an investment adviser and as a stock transfer agent with the Securities and Exchange Commission. As of March 31, 1999, the Adviser managed over $1.5 billion of assets. The Funds' investments are managed by the Adviser's Investment Committee, which was established by the Adviser's Board of Directors in February 1999, and no one person is primarily responsible for making investment recommendations to the Committee. The Investment Committee is presently comprised of Doug T. Valassis, Chairman and Chief Executive Officer of the Adviser and Chairman of the Trust, Mark T. Finn, Vice Chairman and Chief Operating Officer of the Adviser, and Eric E. Ryback, President of the Adviser and President of the Trust. Additional information about the background and experience of these individuals is contained in the SAI.

During the fiscal year ended June 30, 1998, the Trust paid the Adviser management fees as a percentage of the average net assets of both Classes of each Fund as follows (after giving effect to any fee waivers):

            Asset Allocation Fund                  0.51%

            Large-Cap Fund                         0.33%

            Small-Cap Fund                         0.70%

            Utility Fund                           0.70%

            Market Neutral Fund                    0.67%

            Government Money Market Fund           0.15%

With regard to the Government Money Market Fund only, the Adviser has entered into a Subadvisory Agreement with Firstar Bank, N.A. The management fee of the Subadviser is paid by the Adviser. The Subadviser was founded in 1853 and is the largest bank and trust organization of Firstar Corporation. Firstar Bank's expertise in trust administration, investments and estate planning makes it one of the leading trust institutions in Ohio. Firstar Bank has managed common trust funds since 1957. As of March 31, 1999, Firstar Bank also managed 20 mutual funds having a market value in excess of $10.0 billion. As a part of its regular banking operations, Firstar Bank may make loans to public companies. Thus, it may be possible from time to time for the Fund to hold or acquire securities of companies that are also borrowing clients of Firstar Bank. Both the Adviser and the Subadviser believe that any such relationship will not be a factor in the selection of portfolio securities for the Government Money Market Fund. The Subadviser's business address is 425 Walnut Street, Cincinnati, Ohio 45202.


LINDNER FUNDS                                                     34

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PRICING OF SHARES FOR PURCHASE OR REDEMPTION

When you buy or redeem shares, the price of each share is its "net asset value" or "NAV." Each Fund determines the NAV of shares in each Class at the close of trading (usually 4:00 p.m., Eastern Time) on each day on which at least one of the following markets is open: the New York Stock Exchange, the American Stock Exchange, or the Nasdaq Stock Market. NAV is calculated separately for each Fund by adding the value of its securities, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.


If the Fund receives your order to purchase, or your order for redemption, prior to the closing of the New York Stock Exchange, the Fund will process the transaction using the NAV calculated as of that day's close of business. For purchase orders received and shares tendered for redemption after the closing of the New York Stock Exchange, the Fund will determine NAV as of the closing on the following trading day.

The value of securities held by the Funds is calculated differently for different types of securities. Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities for which no sale was reported on a particular day are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.


The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective dates of such transactions.

Portfolio securities of the Government Money Market Fund are valued on an amortized cost basis, whereby a security is initially valued at its acquisition cost. Thereafter, a constant straight-line amortization is assumed each day regardless of the impact of fluctuating interest rates. This procedure is designed to stabilize the net asset value per share at $1.00. Under most conditions, management of the Trust believes that this will be possible, but there can be no assurance that they can do so on a continuous basis.

PURCHASE OF SHARES AND SHAREHOLDER INQUIRIES


You may purchase Investor Shares directly from a Fund at the per share NAV. Institutional investors who have written distribution or service agreements with the Trust or with Lindner Management may purchase Institutional Shares directly from a Fund at the per share NAV.


A Fund, at its discretion, may issue Investor Shares in exchange for publicly traded securities. Such an exchange will result in a taxable transaction to the person acquiring shares of a Fund. A Fund may similarly issue Investor Shares in connection with any merger or consolidation with or acquisition of the assets of any other investment company or trust.

LINDNER FUNDS                                                     35

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MINIMUM PURCHASE AMOUNTS

The minimum investments for the Funds are as follows:

For opening a new account:

$2,000 if you are buying Investor Shares of the:


* Asset Allocation Fund,

* Large-Cap Fund, or

* Government Money Market Fund


$3,000 if you are buying Investor Shares of the:


* Small-Cap Fund


* Utility Fund

* Market Neutral Fund



$250 if you are buying Institutional Shares of any Fund.

$250 for Individual Retirement Accounts invested in any Fund.

For existing investors opening additional accounts in either Class of any Fund:

$500 if you maintain the minimum investment in at least one account.

$250 where additional accounts in any Fund will be registered as a Uniform Gift to Minors (UGMA) or a Uniform Transfer to Minors
(UTMA).

For subsequent purchases:

$100 if you are buying shares of either Class of any Fund (except in the case of dividend reinvestment, which has no minimum).

ESTABLISHING A NEW ACCOUNT

In order to establish a new account with any of the Funds, you must submit a written "Share Purchase Application" to:
  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

If you use an overnight form of delivery (e.g. Express Mail), you should address your application to:
  Lindner Investments
  7711 Carondelet Ave., Ste. 700
  St. Louis, Missouri 63105

You should direct inquiries regarding any other matter to the post office box address.


Applications to purchase shares may be rejected by the Trust and are not binding until accepted. The Trust will not accept applications unless they are accompanied by a check payable in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. If your check is returned for insufficient funds, the Custodian will charge a $15 fee against your account and you will be responsible for any loss incurred by the Trust.


LINDNER FUNDS                                                     36

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It is the Trust's policy not to accept applications under
circumstances or in amounts considered disadvantageous for shareholders. Any accounts opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, minus any backup withholding tax amount.

WITHHOLDING CERTIFICATION

Before the Trust will establish a new account or make registration changes to an existing account, you must certify to the Trust on the Share Purchase Application or on an Internal Revenue Service ("IRS") Form W-9 your social security or taxpayer identification number and certify that you are not subject to withholding of dividend payments due to past under-reporting of such payments. Each Fund is required by statute to withhold 31% of your distributions ("backup withholding") if:
(1) you fail to certify as to your social security or taxpayer identification number;
(2) you fail to certify that you are not subject to withholding;
(3) the IRS notifies the Fund that you have furnished an incorrect taxpayer identification number; or
(4) the IRS notifies the Fund that you have under reported interest or dividends in the past.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax. If you are a non-resident alien shareholder, you should consult your tax adviser about the applicability of this withholding tax.

ADDITIONAL PURCHASES

You may buy additional Fund shares in the following ways:

BY MAIL

Fill-out the remittance slip that is attached to your account confirmation statement, or write a letter indicating that you would like to purchase shares of either Class of any Fund. Please indicate the name(s) in which the account is registered and the account number. Include a check payable to "Lindner Investments" and mail to:

  Lindner Investments

  P.O. Box 640672
  Cincinnati, Ohio 45264-0672.

BY AUTOMATED CLEARING HOUSE (ACH)

You may request purchase of shares by Automated Clearing House
(ACH), a free electronic transfer service that is used by thousands of individuals and corporations. It takes 15 days from the date we receive your request to establish ACH. Once ACH is in place, you may call or write to purchase shares via ACH. Your bank account will be debited for ACH purchases on the day of your order, and therefore ACH purchases should not exceed the current value of your bank account. Please make sure that the funds are available. A fee will be applied to all returned ACH purchases. Call Customer Service at
(800) 995-7777 for a form to establish ACH services. (See also "Automatic Investment Plan" and "Payroll Deduction".)

LINDNER FUNDS                                                     37

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BY WIRE

You may purchase additional shares by wiring the amount of a purchase to the Trust's domestic custodian, Firstar Bank, N.A. Prior to sending a wire, call the Customer Service Department at
(800) 995-7777. The wire must be received by 4:00 p.m., Eastern Time to receive that business day's closing price. Your bank may charge a fee to wire funds. For purchases under $1,000, we will deduct any fee from the money wired.

BY TELEPHONE

If you elect to establish telephone privileges with the Trust on your Share Purchase Application, you may buy additional shares, in an amount not to exceed the current balance in your account, by calling the Trust at (800) 995-7777. Payment must be received no later than five business days after the date on which the purchase was made. If payment is not received within the time required, the order will be subject to cancellation and you will be responsible for any loss incurred.


The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. So long as we follow these procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions, and Lindner Management will have authority, as agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.


ADDITIONAL INFORMATION ABOUT INVESTMENTS IN THE FUNDS

Once you have mailed, telephoned or otherwise transmitted investment instructions to the Trust, they may not be modified or canceled. The Trust cannot accept investments specifying a certain price or date and will not honor such requests.


The Transfer Agent will send you a confirmation after each transaction affecting your account. Dividend payments and reinvestments are shown on your quarterly consolidated statement. You should bring any discrepancies to the Transfer Agent's attention within 30 days of receipt. The Transfer Agent will provide a listing of your account history, upon receipt of a written request signed by all account owners and a $25.00 fee for each account researched. Checks should be payable to "Lindner Asset Management." All requests are completed on a first-come, first-served basis. Due to extreme volume during certain times of the year, requests for account histories may take two to three weeks for delivery.

ISSUING CERTIFICATES

Certificates will not be issued for shares unless requested in writing. Certificates will be issued for full shares only and cannot be issued to a third party. Certificates are not available for IRA accounts or for shares in the Government Money Market Fund. You cannot redeem or exchange certificated shares unless you surrender the certificates to the Trust.


PURCHASING THROUGH THIRD PARTIES

You may purchase shares of a Fund through certain broker-dealers, financial institutions or other service providers ("Processing
Intermediaries") who have been authorized to accept purchase and redemption orders on behalf of the Funds.

LINDNER FUNDS                                                     38

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When you buy shares of a Fund in this way, the Processing
Intermediary, rather than you, may be the shareholder of record. The Trust will be deemed to have received a purchase or redemption order when the Processing Intermediary receives the order. Broker-dealers or other financial institutions may be liable to you for any losses arising from their failure to timely communicate purchase orders to the Trust.

A purchase or redemption order made through a Processing Intermediary will be priced at a Fund's NAV next computed after the order is received by the Processing Intermediary. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. If you intend to invest in a Fund through a Processing Intermediary you should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.


Processing Intermediaries may charge fees or other charges for the services they provide to their customers. If you do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, you may want to consider investing directly with a Fund. You may make direct purchases or sales of Fund shares without a sales or redemption charge.

AUTOMATIC INVESTMENT PLAN

(INVESTOR SHARES ONLY)

If you own Investor Shares of the Funds, you may invest a specific amount of money on an automatic basis by authorizing the Funds to automatically withdraw money from your bank account on a designated date or dates during the month. You must invest at least $50 for each automatic investment. You may request to participate in the automatic investment plan by writing:
  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. If you want to change or discontinue your automatic investment plan, you must notify Lindner Investments in writing at least 15 days prior to the next scheduled investment date.

PAYROLL DEDUCTION

(INVESTOR SHARES ONLY)


Many employers provide for payroll deduction allowing you to direct a portion of your pay to the investment option of your choice via ACH. Lindner Investments will accept your direct deposit in amounts of at least $100 for the purchase of Investor Shares in any of the Funds. If

LINDNER FUNDS                                                     39

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

you want to use payroll deduction to invest, request the proper instructions that will be given to your employer from:

  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

You should also direct any questions or inquiries regarding the plan to this address or by calling us as (800) 995-7777. You should also find out what prior notice your employer requires if you want to change or discontinue your payroll deduction choice.

REDEMPTION OF SHARES


You may sell all or any part of your shares to a Fund for redemption. The Trust redeems shares at the NAV per share as next computed after either (a) a written request is received "in good order" at the office of the Trust or (b) a telephone request is received by a Fund by a shareholder who has established Telephone Privileges.


The redemption price is the NAV next computed after the time when the Fund receives your written request in good order. During the period prior to the time shares are redeemed, dividends on such shares accrue and are payable, and you are entitled to exercise all other rights of beneficial ownership. Once you have requested a redemption, you may not modify or cancel it. The value of shares on redemption may be more or less than their original cost, depending on the market value of the portfolio securities at the time of redemption.

In the case of recently purchased shares, proceeds will not be remitted until the Trust is satisfied that checks given in payment of shares being redeemed have cleared, which may take up to 15 days.

You may redeem shares in the following ways:

BY MAIL

By mailing a written request addressed to:
  Lindner Investments
  P.O. Box 11208
  St. Louis, MO 63105

A written redemption request is "in good order" if it:
(1) is properly endorsed by all registered shareholders in the exact names in which the shares are registered;
(2) is accompanied by properly endorsed share certificates, if any have been issued; and
(3) states the following:

    * the name of the Fund,

    * the account number,

    * the exact name(s) of the shareholder(s) in which the account is registered as shown on the latest confirmation, and

    * the number of shares or dollar amount to be redeemed.

The following redemption requests must be in writing and must have signatures guaranteed (including the signatures on any share certificate) by a bank, trust company, savings and loan

LINDNER FUNDS                                                     40

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

association, or a member of a national stock exchange (a notary public is not an acceptable guarantor):
(1) redemptions on accounts that have requested an address change within the preceding two months;
(2) redemptions for which the proceeds are to be sent to someone other than the registered shareholder(s) and/or to an address other than the address of record; or
(3) redemptions for which the proceeds are to be wired and the wire instructions are different than those previously submitted.

The following redemptions must be in writing, but do not require a signature guarantee (unless one of the above circumstances applies):
(1) all IRA accounts; and
(2) redemptions of shares for which certificates have been issued.

IRA account redemptions must also be accompanied by Internal Revenue Service ("IRS") Form W-4P. IRA redemption requests not accompanied by Form W-4P will be subject to withholding. Additional documentation may be required from corporations, executors, administrators, trustees, or guardians.

If you have questions about which documents or instructions are necessary in order to redeem shares, please write, or call the Trust at (800) 995-7777.

BY TELEPHONE

You may call the Trust at (800) 995-7777 to request that the proceeds be mailed to the you, provided that you have previously established Telephone Privileges with the Funds and have not requested an address change in the preceding two months. The Trust reserves the right to refuse telephone redemptions and may limit the dollar amount or the number of telephone redemptions. IRA accounts may not be redeemed by telephone.


The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, Lindner Management and the Trust will not be liable for losses, costs, or expenses for acting upon your telephone instructions or for any unauthorized telephone redemption. As a result of this policy, you will bear the risk of any loss unless we have failed to follow these procedures.


REDEMPTION FEE

Each Fund other than the Government Money Market Fund charges a 2% fee if you redeem shares within 60 days after purchase. This means that the amount payable on redemption will be reduced by 2%. This fee is not charged on redemptions made under a systematic withdrawal plan (see "Systematic Withdrawal Plan"). The amount of this fee remains as an asset of the Fund which has charged it, and it does not benefit the Adviser. This redemption fee was not charged during the fiscal years ended June 30, 1998, 1997, 1996 or 1995, but was reinstated by the Board of Trustees of the Trust, effective October 1, 1998. The Trust may waive this redemption fee, at the sole discretion of the Adviser.

LINDNER FUNDS                                                     41

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REDEMPTION THROUGH THIRD PARTIES

If you redeem shares through Processing Intermediaries, those entities may charge a service fee. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. You should read the program materials provided by the Processing Intermediary. A Processing Intermediary has the responsibility of submitting a redemption request to the Trust prior to a Fund's next determination of NAV in order to obtain the redemption price that would be applicable if the request had been placed directly with the Trust. A Processing Intermediary may be liable to an investor for any losses arising from their failure to timely deliver redemption requests to the Trust.

DISBURSEMENT METHODS

BY MAIL

The Trust will normally disburse payment by check within five days after receiving your request for redemption. A charge of $15 will be deducted from your account if you request the check to be sent by overnight delivery.

The Trust may postpone the date of payment for redeemed shares, or the Trust's obligation to redeem shares may be suspended for:
(1) any period during which the New York Stock Exchange is closed or trading is restricted;
(2) any period during which an emergency exists which makes it impracticable for the Trust to sell a Fund's securities or to fairly determine the value of a Fund's net assets; or
(3) such other periods as the SEC may order for the protection of shareholders.

BY WIRE TRANSFER

You may obtain the proceeds of a redemption by a bank wire transfer if you have previously established Wire Privileges with the Trust. Under normal circumstances, your proceeds will be posted to your bank account the business day following the date of the redemption. If the proceeds are wired to an account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the bank account. A charge of $10 per wire will be deducted from the amount being wired.

BY AUTOMATED CLEARING HOUSE ("ACH")

You may obtain the proceeds of a redemption by ACH if you have previously established ACH Privileges with the Trust. Under normal circumstances, proceeds will be posted to your bank account the evening of the second business day following the date of the redemption. There are no fees for this service.

INVOLUNTARY REDEMPTION


In an attempt to reduce expenses, partly attributable to maintaining small accounts, the Trust reserves the right to redeem, upon 30 days' written notice, all of your shares if your account has a NAV of less than $3,000 ($2,000 in the case of the Asset Allocation Fund, the Large-Cap Fund and the Government Money Market Fund). You may prevent involuntary redemption by making additional investments during the 30-day notice period that increase the value of your account to this minimum amount.


LINDNER FUNDS                                                     42

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CHECKING PRIVILEGES

(GOVERNMENT MONEY MARKET FUND ONLY)

Upon request, the Government Money Market Fund will provide each shareholder who maintains a minimum balance of $5,000 with checks drawn on the Government Money Market Fund that clear through Firstar Bank, N.A., Cincinnati, Ohio. This privilege does not constitute a banking function, and owning Government Money Market Fund shares is not equivalent to a bank checking account. When such a check is presented for payment, a sufficient number of whole and fractional shares in your account in the Government Money Market Fund will be redeemed to cover the amount of the check. Checks may only be written for $500 or more.

If you wish to use this method of redemption you must complete and file an authorization form which is available upon request. You should receive an initial supply of checks within three weeks of filing the form. If you bought the shares to be redeemed by check, the Fund may delay sending you the proceeds only until such time as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days.

The Government Money Market Fund may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever the account is otherwise impaired. The Fund will charge a $15 service fee when a check is presented to redeem shares of the Government Money Market Fund in excess of the value of your account in the Government Money Market Fund. There is no other fee for using checks.

EXCHANGING AN INVESTMENT FROM ONE FUND TO ANOTHER

Subject to any applicable minimum initial investment requirements, you may exchange Investor Shares of one Fund for Investor Shares of any other Fund, and you may exchange Institutional Shares of one Fund for Institutional Shares of any other Fund. Before exchanging shares, you should read the current prospectus describing the shares to be acquired. The exchange privilege is not designed to afford shareholders a way to play short-term swings in the market. Lindner Investments is not suitable for that purpose. The Trust reserves the right to limit the amount and frequency of exchanges between Funds in circumstances it deems disadvantageous to the Funds.

BY TELEPHONE

You may exchange shares by phone by calling us at (800) 995-7777 if you have established Telephone Privileges with the Trust and the account registrations and options (for example, automatic reinvestment of dividends) are identical.

BY MAIL

You may direct the Trust in writing to exchange shares. If the shares are owned by two or more persons, the request should be signed by each person. All signatures should be exactly as the name appears in the registration. Send your directions to Lindner
Investments, P.O. Box 11208, St. Louis, MO 63105.


ADDITIONAL INFORMATION ABOUT SHARE EXCHANGES

* If the shares being surrendered for exchange are represented by a certificate, you must return the certificate to Lindner Management before the conversion can be made.


LINDNER FUNDS                                                     43

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

* Once you have made an exchange request by telephone or mail, it is irrevocable and you may not modify or cancel it.

* The value of the shares surrendered and the value of the shares acquired are the NAVs of such shares next computed after receipt of an exchange order.

* Shares may not be exchanged unless you have furnished the Trust with the correct tax identification number and the certification required by the Internal Revenue Code and Regulations. See
"Withholding Certification."

* An exchange of shares is, for federal income tax purposes, a sale of the shares, on which you may realize a taxable gain or loss.


* If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Lindner Management will require evidence satisfactory to it of the authority of the individual signing the request.


* Under most circumstances, a bank, broker or benefit plan administrator that owns Institutional Shares of a Fund for the benefit of participants in a tax qualified retirement plan (such as a 401(k) Plan) may not permit participants in such plan to exchange Institutional Shares of a Fund for Investor Shares of that Fund or any other Fund.

SYSTEMATIC WITHDRAWAL PLAN

(INVESTOR SHARES ONLY)

A systematic withdrawal plan is available to you if you hold Investor Shares of a Fund whose total account value is at least $15,000 and you wish to withdraw fixed amounts of money from that Fund on a systematic basis. Withdrawals must be in amounts of $100 or more and may be made monthly or quarterly, at an annual rate not exceeding 40% of the value of your Investor Shares at the inception of your systematic withdrawal plan. If you participate in a systematic withdrawal plan, you may still make additional redemptions whenever you wish.

Under a systematic withdrawal plan, the Fund redeems Investor Shares as of the close of the first business day following the twentieth day of each month in which a withdrawal is made. Each redemption of Shares will result in a gain or loss that you must report on your income tax return. Establishing a systematic withdrawal account constitutes an election by you to reinvest into the Fund all income dividends and capital gains distributions payable on your account.

To participate in the systematic withdrawal plan you must sign a form we will provide upon request and deposit any stock certificates subjected to the plan. You may request to participate in the systematic withdrawal plan and ask questions about it by writing to:
  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

You may terminate the systematic withdrawal plan at any time by written notice to the Funds.

LINDNER FUNDS                                                     44

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INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

(INVESTOR SHARES ONLY)

IRAs are available to employed (including self-employed) persons and their non-employed spouses. All contributions to an IRA Plan are invested in Investor Shares of the Fund you select. You will be charged an annual administrative fee of $10 per IRA account, which you may pay separately by check.

Contributions to an IRA must be post-marked no later than the due date of the tax return (without extensions) for the contribution year for which the contribution is being made. You must request withdrawals from an IRA in writing and include IRS Form W-4P with your request. IRA redemption requests not accompanied by Form W-4P will be subject to income tax withholding.

Firstar Bank, N.A., serves as Custodian for IRAs. The Custodian's fee and other information about IRAs are disclosed in documents including a Disclosure Statement that you must obtain from the Funds before investing in an IRA. You should consult your tax advisor regarding the appropriateness of investing in an IRA. Address written requests for applications to establish an IRA to:
  Lindner Investments
  P.O. Box 11208
  St. Louis, Missouri 63105

DIVIDENDS, DISTRIBUTIONS AND TAXES

PAYMENT OF DIVIDENDS AND DISTRIBUTIONS

DEFINITIONS

* Record Date: the date the Fund identifies its "shareholders of record" (shareholders entitled to receive the fund's dividend and/or capital gains distribution).

* Ex-Dividend Date: the date the dividend is deducted from the Fund's NAV. Also, the date dividends and/or capital gains are posted. This is normally the day after the Record Date.

* Payment Date (Payable Date): the date dividends and/or capital gains distributions are paid to shareholders.


The Large-Cap Fund, the Small-Cap Fund and the Market Neutral Fund declare annual dividends from net investment income each December. The Asset Allocation Fund and the Utility Fund distribute substantially all of their net investment income in quarterly dividends generally declared in March, June, September and December, within 15 days after the respective record dates. All of these Funds distribute net realized capital gains, if any, in December.


Dividends paid by each Class of these Funds are calculated at the same time and in the same manner, except that the expenses attributable solely to either the Investor Shares or to the Institutional Shares will be borne solely by that Class. Institutional Shares receive lower per share dividends than Investor Shares because of the higher expenses borne by the Institutional Shares. See "Fund Expenses" and "Distribution and Service Plan".

For the Government Money Market Fund, at the end of each business day that the New York Stock Exchange and the Federal Reserve Banks are open, the Fund's net investment income is

LINDNER FUNDS                                                     45

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declared as a daily dividend to shareholders. Shareholders receive dividends in additional shares of the Government Money Market Fund unless they elect to receive cash. Reinvestment or payment of dividends is done monthly at the NAV of the Government Money Market Fund on the date paid. If you request cash payment, checks are mailed within five business days after the last day of each month.

The Funds may declare additional dividends from net investment income and from net realized capital gains in December. If a Fund declares a dividend and/or a capital gain distribution in October, November, or December and it is made payable during January of the following year, such payment is considered taxable income to the shareholder on December 31 of the year in which the dividend or distribution was declared.

Each Fund automatically reinvests dividends and capital gain distributions in Fund shares at the NAV determined on the day following the record date for such dividends or distributions, unless you provide written notice by the record date indicating your intention to receive such dividend or distribution in cash.

EFFECT OF DIVIDENDS AND DISTRIBUTIONS ON NAV

Any dividends or capital gains distributions paid shortly after you buy shares in a Fund will have the effect of reducing the per share NAV of your shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

FEDERAL TAXATION OF DIVIDENDS AND DISTRIBUTIONS

Each Fund is not liable for federal income taxes to the extent it distributes its taxable income. Additionally, each Fund intends to distribute substantially all capital gains and ordinary income and thus avoid imposition of excise taxes.

You are generally liable for federal income taxes on the income dividends and capital gains distributions of each Fund (whether or not reinvested in the Fund).

Distributions are taxable as ordinary income to the extent derived from a Fund's investment income. Distributions of net capital gains may be taxable at different rates depending upon how long the Fund has held the assets. Distributions of capital gains are taxable to you based on how long a Fund has held a security, not on how long you have owned the Fund shares.

DIVIDENDS RECEIVED DEDUCTION

Each Fund will furnish, upon request, a confirmation to corporate shareholders reflecting the amount of dividends which do not qualify for the 70% dividends received deduction. None of the Government Money Market Fund's net investment income is expected to be derived from dividends, therefore, no part of any distribution from that Fund will be eligible for the dividends received deduction.

OTHER TAX CONSEQUENCES

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations applicable to the circumstances of a particular investor. You are urged to consult your tax advisor about the effect of your investment in a Fund on your tax

LINDNER FUNDS                                                     46

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situation. You should also review with your tax adviser the effect of investments by the Government Money Market Fund in repurchase agreements; several states treat the income received by a mutual fund from repurchase agreements as income from sources other than securities of the United States Government or its agencies or instrumentalities, and such income may be subject to state income or intangibles taxes.

The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

DISTRIBUTION AND SERVICE PLAN

(INSTITUTIONAL SHARES ONLY)

For its Institutional Class shares only, each Fund has a Distribution and Service Plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that
Institutional Shares of each Fund may pay distribution and other shareholder service related expenses of up to 0.25% each year of the average net assets allocated to Institutional Shares.

Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments pursuant to the Distribution Plan may be made only to reimburse expenses incurred during a rolling 12-month period, subject to the annual limitation.

LINDNER FUNDS                                                     47

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You can find additional information about the Lindner Funds in its
Annual and Semi-Annual Reports to Shareholders and in the Statement of Additional Information ("SAI"). The Annual and Semi-
Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings, management's discussion of Fund performance, market conditions and investment strategies and, in the Annual Report only, the auditor's report. The SAI contains more detailed information on all aspects of the Funds and is incorporated by reference in (legally considered to be part of) this Prospectus. To request a free copy of the current Annual or Semi-Annual Report to Shareholders or the current SAI, or to obtain other information about a Fund, write or call:


LINDNER INVESTMENTS
  7711 Carondelet Avenue, Suite 700
  St. Louis, Missouri 63105
  Phone:(800) 995-7777
  Fax: (314) 727-9306
  Internet Website:
  http://www.lindnerfunds.com

You can visit the SEC's Internet Web site (http://www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.

PROSPECTUS DATED

JULY 1, 1999


[Lindner Logo]

Investor Shares          Ticker Symbols
---------------          --------------


LINDNER ASSET
  ALLOCATION FUND:           LDDVX

LINDNER LARGE-CAP
  FUND:                      LDNRX

LINDNER SMALL-CAP
  FUND:                      LDRSX

LINDNER UTILITY FUND:        LDUTX


LINDNER MARKET
  NEUTRAL FUND:              LDNBX




Institutional Shares do not yet have ticker symbols

Investment Company Act File No. 811-7932


INVESTMENT ADVISER AND TRANSFER AGENT:
Lindner Asset Management, Inc.


CUSTODIANS:
Firstar Bank, N.A.
The Chase Manhattan Bank

COUNSEL:
Dykema Gossett PLLC

INDEPENDENT AUDITORS:
Deloitte & Touche LLP